UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 1, 2011

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

United States Federal Income Tax Considerations

The information included on this Current Report on Form 8-K under this Item 8.01 (including Exhibit 99.1 hereto) provides a summary of certain United States federal income tax considerations.

The summary of certain United States federal income tax considerations is filed herewith as Exhibit 99.1, is incorporated herein by reference, and supersedes, in its entirety, each section entitled “Material Federal Income Tax Considerations” or “United States Federal Income Tax Considerations” contained or incorporated by reference, if applicable, in the registration statements of Kilroy Realty Corporation, or the Company, remaining effective as of, and filed prior to, the date of this current report, or in any current report on Form 8-K filed by the Company prior to the date of this current report. This summary shall also be deemed incorporated by reference in any document subsequently filed by the Company under the Securities Act of 1933, as amended, to the extent expressly set forth by specific reference in such document.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	United States Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/S/ HEIDI R. ROTH
Heidi R. Roth Senior Vice President and Controller

Date: March 2, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1*	United States Federal Income Tax Considerations

*	Filed herewith.

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